Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events	Subsequent eventsOn January 21, 2022, the Company acquired all of the issued and outstanding shares of Skillslive Edu Pty Ltd. (“Skillslive”), an educational consulting agency located in Melbourne, Australia for total cash consideration of $875. The acquisition of Skillslive will contribute to the expansion of the Company’s footprint in Australia and accelerate time-to-market by immediately adding specialized talent and infrastructure in the Asia-Pacific (“APAC”) region. The acquisition will be accounted for as a business combination in accordance with IFRS 3, Business Combinations. Goodwill arising on the acquisition reflects the benefits attributable to synergies and the estimated fair value of an assembled workforce. These benefits were not recognized separately from goodwill because they did not meet the recognition criteria for identifiable intangible assets.